UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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IRON MOUNTAIN INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2017. IRON MOUNTAIN INCORPORATED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of IRON MOUNTAIN INCORPORATED INVESTOR RELATIONS ONE FEDERAL STREET BOSTON, MA 02110 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E17932-P87719 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 4, 2017 Date: May 24, 2017Time: 9:00 A.M. U.S. Eastern Time (11:00 P.M. Australian Eastern Standard Time on May 24, 2017) Location:Sullivan & Worcester LLP One Post Office Square 21st Floor Boston, MA 02109

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E17933-P87719 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 1. Notice and Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. For the election of twelve (12) directors to the Iron Mountain Incorporated Board of Directors for a one-year term or until their successors are elected and qualified.

   Nominees:

   1a. Jennifer Allerton

   1b. Ted R. Antenucci

   1c. Pamela M. Arway

   1d. Clarke H. Bailey

   1e. Neil Chatfield

   1f. Kent P. Dauten

   1g. Paul F. Deninger

   1h. Per-Kristian Halvorsen

   1i. William L. Meaney

   1j. Wendy J. Murdock

   1k. Walter C. Rakowich

   1l. Alfred J. Verrecchia

The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and EVERY YEAR on proposal 4.

2. The approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, or the 2014 Plan, to increase the number of shares of Common Stock authorized for issuance thereunder by 5,000,000 from 7,750,000 to 12,750,000, to extend the termination date of the 2014 Plan from January 20, 2025 to May 24, 2027 and to provide that the aggregate economic value of all equity-based and equity-related awards granted under the 2014 Plan in any calendar year to any director who is not an employee of the Company shall not exceed $500,000, determined, for each award, by using the Fair Market Value (as defined in the 2014 Plan) as of the date such award is granted.

3. The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the Iron Mountain Incorporated Proxy Statement.

4. The approval on a non-binding, advisory basis of the frequency (every one, two or three years) of future non-binding, advisory votes of stockholders on the compensation of our named executive officers.

5. The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated's independent registered public accounting firm for the year ending December 31, 2017.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

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